UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 20, 2001

...............................................................................

Cantronics Corporation

(Exact name of Registrant as specified in its charter)

...............................................................................

Nevada 000-29097 86-0930437

(State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification)

116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C 6P3

(Address of principal executive offices) (Zip Code)

(604) 294-6588

(Registrant's telephone number, including area code)

...............................................................................

ITEM 7. Financial Statements.

On April 2, 2001, Registrant erroneously filed draft financials for Cantronic Systems, Inc. on Form 8-K. The current financials are correctly filed.

The following Financial Information is attached to this filing:

1. Cantronic Systems, Inc. Audited Financial Statements for the years ended January 31, 2000, 1999 and, Unaudited Interim Financial Statements for nine months ended October 31, 2000 and 1999.

2. Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cantronics Corporation

By: /s/ James Zahn

Dated: April 19, 2001 ____________________________

President

Unaudited Pro Forma Consolidated Financial Information

----------------------------------------------------------------------------------------------------------------------

The Unaudited Pro Forma Consolidated Financial Information reflects financial information which gives effect to the acquisition of the one outstanding common share of Cantronic Systems Inc. ("Cantronic") in exchange for 59,000,000 shares of common stock of the Registrant, (concurrent with the acquisition, the Registrant changed its name from Solo & Hurst, Inc. to Cantronics Corporation) already issued and outstanding.

The Pro Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of Cantronic (which closed on December 18, 2000) was accounted for as a reverse acquisition as the former stockholder of Cantronic controlled the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this 8-K current report as well as the 10-QSB quarterly reports and the 10-KSB annual report of the Registrant.

The Pro-forma Consolidated Balance Sheet gives effect to the transaction as if it had occurred on October 31, 2000. The Pro Forma Consolidated Statements of Operations give effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of the Registrant and Cantronic for the nine-month period ended October 31, 2000 and for the year ended January 31, 2000.

The Pro Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future period.

Cantronics Corporation Pro-Forma Consolidated Balance Sheet

(Expressed in US dollars)

(Unaudited)

Cantronic Pro-forma

October 31, 2000 Systems Solo & Hurst Adjustments(1) Balance

----------------------------------------------------------------------------------------------------------------------

Assets

Current Cash $ 157,735 $ - $ - $157,735 Short-term deposits 189,975 - - 189,975 Investments 238,074 - - 238,074 Accounts receivable 176,625 - - 176,625 Inventory 34,000 - - 34,000

----------------------------------------------------------------------

796,409 - - 796,409

Property and equipment 60,085 - - 60,085

Deferred income taxes 1,141 - - 1,141

-----------------------------------------------------------

$ 857,635 $ - $ - $ 857,635

=====================================================================

Liabilities and Stockholders' Equity

Liabilities

Current

Accounts payable $ 229,449 $ - $ - $ 229,449

Accrued liabilities 27,091 - - 27,091

Income taxes payable 11,015 - - 11,015

Customer deposits 275,112 - - 275,112

Due to related parties 267,493 - - 267,493

--------------------------------------------------------

810,160 - - 810,160

Stockholders' equity

Capital stock Authorized 5,000,000 preferred shares

90,000,000 common shares,

$0.001 par value

Issued

60,000,000 common shares 135 60,000 59,865 60,000

(60,000)

Retained earnings

(accumulated deficit) 34,475 (60,000) (59,865) (25,390)

60,000

Accumulated other comprehensive

income 12,865 - - 12,865

----------------------------------------------------------

47,475 - - 47,475

----------------------------------------------------------

$ 857,635 $ - $ - $ 857,635

=====================================================================

The accompanying note is an integral part of these pro-forma consolidated financial statements

----------------------------------------------------------------------------------------------------------------------

Cantronics Corporation Pro-Forma Consolidated Statement of Operations

(Expressed in US dollars)

(Unaudited)

Pro-Forma

For the nine months Cantronic Consolidated

ended October 31, 2000 Systems Solo & Hurst Adjustments(1) Balance

----------------------------------------------------------------------------------------------------------------------

Sales $ 1,025,450 $ - $ - $1,025,450

Cost of sales 737,814 - - 737,814

-------------------------------------------------------------------------------------

287,636 - - 287,636

------------------------------------------------------------------------------------

Expenses

Advertising and promotion 398 - - 398

Depreciation 13,805 - - 13,805

Bank charges and interest 5,750 - - 5,750

Office and miscellaneous 4,836 - - 4,836

Professional fees 23,185 - - 23,185

Rent 22,925 - - 22,925

Research and development 22,698 - - 22,698

Telephone and utilities 6,608 - - 6,608

Travel and business development 13,477 - - 13,477

Vehicle 2,585 - - 2,585

Wages and employee benefits 63,537 - - 63,537

------------------------------------------------------------------------

179,804 - - 179,804

------------------------------------------------------------------------

Income from operations 107,832 - - 107,832

------------------------------------------------------------------------------

Other income (expense)

Foreign exchange gains 36,231 - - 36,231

Gains on sale of assets 9,181 - - 9,181

Interest and other 9,259 - - 9,259

------------------------------------------------------------------------------

54,671 - - 54,671

------------------------------------------------------------------------------

Net income before taxes 162,503 - - 162,503

------------------------------------------------------------------------------

Income taxes

Current 11,339 - - 11,339

Deferred 15,235 - - 15,235

----------------------------------------------------------------------------

26,574 - - 26,574

----------------------------------------------------------------------------

Net income for the period $ 135,929 $ - $ - $ 135,929

=====================================================================

Income per share -

basic and diluted $ 0.002 $ - $ 0.002

======================== =============

Weighted average

shares outstanding 59,000,000 60,000,000 60,000,000

======================== =============

The accompanying note is an integral part of these pro-forma consolidated financial statements.

----------------------------------------------------------------------------------------------------------------------

Cantronics Corporation

Pro-Forma Consolidated Statement of Operations

(Expressed in US dollars)

(Unaudited)

Pro-Forma

Cantronic Consolidated For the year ended Systems Solo & Hurst Adjustments(1) Balance

January 31, 2000

---------------------------------------------------------------------------------------------------------------------

Sales $ 1,609,901 $ - $ - $ 1,609,901

Cost of sales 1,343,685 - - 1,343,685

----------------------------------------------------------

266,216 - - 266,216

Expenses

Advertising and promotion 1,119 - - 1,119

Depreciation 14,240 - - 14,240

Bank charges and interest 6,166 - - 6,166

Office and miscellaneous 4,190 - - 4,190

Professional fees 6,891 - - 6,891

Rent 47,916 - - 47,916

Research and development 47,165 - - 47,165

Telephone and utilities 7,913 - - 7,913

Travel and business development 16,345 - - 16,345

Vehicle 3,464 - - 3,464

Wages and employee benefits 42,060 - - 42,060

--------------------------------------------------------

197,469 - - 197,469

------------------------------------------------------

Income from operations 68,747 - - 68,747

Other income - -

Foreign exchange gains 8,755 - - 8,755

Interest and other 9,784 - - 9,784

------------------------------------------------------

18,539 - - 18,539

--------------------------------------------------------

Net income before taxes 87,286 - - 87,286

Income taxes - deferred 22,142 - - 22,142

--------------------------------------------------------

Net income for the period $ 65,144 $ - $ - $ 65,144

=====================================================================

Income per share -

basic and diluted $ 0.001 $ - $ 0.001

====================== =============

Weighted average

shares outstanding 59,000,000 60,000,000 60,000,000

======================== ==========

The accompanying note is an integral part of these pro-forma consolidated financial statements.

----------------------------------------------------------------------------------------------------------------------

Cantronics Corporation

Note to the Pro-forma Consolidated Financial Statements

(Expressed in US dollars)

(Unaudited)

October 31, 2000 and January 31, 2000

------------------------------------------------

To reflect the recapitalization of Cantronic Systems Inc. with the book value of net assets of the Registrant at the acquisition date. Because the acquisition was accounted for as a reverse acquisition (or a recapitalization) there was neither goodwill recognized nor any adjustments to the book value of the net assets of the Registrant that would affect the pro-forma statements of operations.

Cantronic Systems Inc. Financial Statements For the nine-month periods ended October 31, 2000 and 1999.

(Unaudited) and for the years ended January 31, 2000 and 1999

(Amounts stated in US dollars)

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc. Financial Statements

For the nine-month periods ended October 31, 2000 and 1999 (Unaudited)

and for the years ended January 31, 2000 and 1999

(Amounts stated in US dollars)

Contents

----------------------------------------------------------------------------------------------------------------------

Independent Auditors' Report

Financial Statements

Balance Sheets

Statements of Operations

Statements of Changes in Stockholder's Equity (Deficit)

Statements of Cash Flows

Summary of Significant Accounting Policies

Notes to Financial Statements

Independent Auditors' Report

To the Directors and Stockholder of

Cantronic Systems Inc.

We have audited the Balance Sheets of Cantronic Systems Inc. as at January 31, 2000 and 1999 and the Statements of Operations, Changes in Stockholder's Equity (Deficit) and Cash Flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, these financial statements present fairly, in all material respects, the financial position of Cantronic Systems Inc. as at

January 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in accordance with United States generally accepted accounting principles.

/s/ BDO DUNWOODY LLP

Chartered Accountants

Vancouver, Canada

March 15, 2001

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Balance Sheets

(Amounts stated in US Dollars)

October 31 January 31

2000 2000 1999

----------------------------------------------------------------------------------------------------------------------

(Unaudited)

Assets

Current

Cash $157,735 $ - $76,026

Short-term deposits (Note 2) 189,975 363,535 160,858

Investments (Note 3) 238,074 - -

Accounts receivable (Note 9) 176,625 369,307 46,634

Inventory 34,000 - -

Prepaid expenses - - 1,522

------------------------------------------

796,409 732,842 285,040

Property and equipment (Note 4) 60,085 64,141 37,991

Deferred income taxes (Note 8) 1,141 16,790 37,752

------------------------------------------

$857,635 $813,773 $360,783

=====================================================================

Liabilities and Stockholder's Equity (Deficit)

Current

Bank overdraft (Note 2) $ - $19,489 $ -

Accounts payable 229,449 360,377 148,513

Accrued liabilities 27,091 7,054 4,725

Income taxes payable 11,015 - -

Customer deposits 275,112 259,179 107,921

Due to related parties (Note 5) 267,493 272,130 263,869

-------------------------------------------

810,160 918,229 525,028

-------------------------------------------

Stockholder's equity (deficit)

Share capital Authorized

10,000 common shares, no par value

Issued

1 common share 135 135 135

Retained earnings (accumulated deficit) 34,475 (101,454) (166,598)

Accumulated other comprehensive income 12,865 (3,137) 2,218

-------------------------------------------

47,475 (104,456) (164,245)

-------------------------------------------

$ 857,635 $ 813,773 $ 360,783

=====================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Statements of Operations

(Amounts stated in US Dollars)

For the nine months ended For the years endedOctober 31 January 31 2000 1999 2000 1999

-------------------------------------------------------------------------------

(Unaudited)

Sales $1,025,450 $1,265,429 $1,609,901 $882,527

Cost of sales 737,814 1,048,263 1,343,685 1,016,157

------------------------------------------------------------------------------

Gross profit (loss) 287,636 217,166 266,216 (133,630)

-----------------------------------------------------------------------------

Expenses

Advertising and promotion 398 327 1,119 335

Depreciation 13,805 7,845 14,240 6,428

Bank charges and interest 5,750 4,702 6,166 4,050

Office and miscellaneous 4,836 3,370 4,190 1,351

Professional fees 23,185 6,388 6,891 4,590

Rent 22,925 34,611 47,916 11,974

Research and development (Note 6) 22,698 46,544 47,165 -

Telephone and utilities 6,608 6,222 7,913 2,710

Travel and business development 13,477 12,049 16,345 5,337

Vehicle 2,585 2,525 3,464 526

Wages and employee benefits 63,537 27,446 42,060 2,099

-------------------------------------------------------

179,804 152,029 197,469 39,400

-------------------------------------------------------

Income (loss) from operations 107,832 65,137 68,747 (173,030)

------------------------------------------------------

Other income (expense) Foreign exchange

gains (losses) 36,231 2,591 8,755 (3,198)

Gain on sale of investments 11,950 - - -

Interest and other 6,490 6,067 9,784 1,532

---------------------------------------------------

54,671 8,658 18,539 (1,666)

---------------------------------------------------

Income (loss) before income taxes 162,503 73,795 87,286 (174,696)

---------------------------------------------------

Income taxes

Current 11,339 - - -

Deferred (recovery) 15,235 15,625 22,142 (38,271)

---------------------------------------------------

26,574 15,625 22,142 (38,271)

---------------------------------------------------

Net income (loss) for the period $135,929 $ 58,170 $ 65,144$ (136,425)

======================================

Pro-forma income (loss) per share - basic

and diluted $ 0.002 $ 0.001 $0.001 $ (0.002)

======================================

Pro-forma weighted average

shares outstanding (Note 10) 59,000,000 59,000,000 59,000,000 59,000,000

======================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Statement of Changes in Stockholder's Equity (Deficit)

(Amounts stated in US Dollars)

Retained Accumulated Total Earnings Other Stockholder's Common Stock (Accumulated Comprehensive Equity Shares Amount Deficit) Income (Deficit)

-------------------------------------------------------------------------------

Balance, February 1, 1998 1 $135 $(30,173) $ - $ (30,038)

-----------------------------------------------------

Net loss for the year - - (136,425) - (136,425)

Foreign exchange translation

adjustment - - - 2,218 2,218

----------------------------------------------------

Total comprehensive loss (136,425) 2,218 (134,207)

----------------------------------------------------------------------------

Balance, January 31, 1999 1 135 (166,598) 2,218 (164,245)

Net income for the year - - 65,144 - 65,144

Foreign exchange translation

adjustment - - - (5,355) (5,355)

Total comprehensive income 65,144 (5,355) 59,789

--------------------------------------------------------------------------

Balance,

January 31,2000 1 135 (101,454) (3,137) (104,456)

Net income for the period - - 135,929 - 135,929

Foreign exchange translation

adjustment - - - 513 513

Unrealized gains on available-

for-sale securities - - - 15,489 15,489

-------------------------------------------------------------------------

Total comprehensive income 135,929 16,002 151,931

------------------------------------------------------------------------

Balance,

October 31, 2000 (unaudited) 1 $ 135 $34,475 $12,865 $ 47,475

=====================================================================

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Statements of Cash Flows

(Amounts stated in US Dollars)

--------------------------------------------------------------------------------------------------------------------

For the nine months ended For the years ended

October 31 January 31

2000 1999 2000 1999

-----------------------------------------------------------------

(Unaudited)

Cash provided by (used in)

Operating activities

Net income (loss) for

the period $135,929 $ 58,170 $ 65,144 $ (136,425)

Adjustments to reconcile net

income (loss) for the period to cash flows

provided by (used in) operating activities

Depreciation 13,805 7,845 14,240 6,428

Deferred income taxes 15,235 15,625 22,142 (38,271)

Gain on sale of investments (11,950) - - -

Loss on disposal of property

and equipment 2,769 - - -

(Increase) decrease in assets

Accounts receivable 179,120 (90,236) (313,053) (14,462)

Inventory (35,000) - - -

Prepaid expenses - 1,543 1,543 (1,543)

Increase (decrease) in liabilities

Accounts payable (116,014) 85,437 200,340 85,561

Accrued liabilities 20,993 4,865 2,065 1,771

Income taxes payable 11,339 - - -

Customer deposits 28,985 112,754 143,453 109,405--------------------------------------------------------245,211 196,003 135,874 12,464

-------------------------------------------------------

Investing activities

Purchase of property

and equipment (28,381) (1,996) (38,095) (4,236)

Proceeds on sale of

available-for-

sale securities 125,163 - - -

Purchase of available-

for-sale securities (342,342) - - -

Proceeds on disposal of

property and equipment 2,500 - - -

-------------------------------------------------------

(243,060) (1,996) (38,095) (4,236)

Financing activities

Advances from related parties 33,876 63,0256 8,5104 96,022

Repayment of advances

from related parties (14,335) (70,245) (72,124) (271,773)

Bank overdraft (19,033) - 19,033 -

---------------------------------------------------------

508 (7,220) 15,419 224,249

--------------------------------------------------------

Increase in cash and equivalents 2,659 186,787 113,198 232,477

Effect of foreign exchange on cash

and equivalents (18,484) 8,186 13,453 (3,245)

Cash and equivalents,

beginning of period 363,535 236,884 236,884 7,652

-----------------------------------------------------------

Cash and equivalents, end of period $347,710 $ 431,857 $363,535 $236,884

=====================================================================

Represented by

Cash $157,735 $29,084 $ - $76,026

Short-term deposits 189,975 402,773 363,535 160,858

-------------------------------------------------------------

$347,710 $ 431,857 $363,535 $236,884

=====================================================================

Supplemental Information (Note 11)

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Summary of Significant Accounting Policies

--------------------------------------------------------------------------------------------------------------------

Basis of Presentation

----------------------

These financial statements are stated in US dollars and are prepared in accordance with United States generally accepted accounting principles.

The Company has selected January 31 as its fiscal year end.

Interim Financial Statements

-----------------------------------

The financial information as of October 31, 2000 and for the nine months ended October 31, 2000 and 1999 is unaudited. In the opinion of management, it contains all the necessary adjustments consisting of normal recurring accruals necessary for the fair presentation of the results of that period. The information is not necessarily indicative of the results of operations expected for the fiscal year end.

Foreign Currency Translation

-----------------------------------

The Company's functional currency is the Canadian dollar as all operations to date have been conducted out of the Company's head office in Burnaby, British Columbia. These consolidated financial statements are stated in US dollars for comparison purposes with other industry competitors registered with the Securities and Exchange Commission ("SEC") in the United States.

Assets and liabilities denominated in Canadian dollars are translated to US dollars using the exchange rate in effect at the period end date. Revenue and expenses are translated to US dollars using the average rate of exchange for the respective period. Gains and losses on exchange are recorded as comprehensive income (loss) and are reported separately in Stockholders' Equity.

The Company also conducts transactions in currencies other than the Canadian dollar. These amounts are translated as follows. Transactions are translated at the rate in effect on the transaction date. Monetary assets and liabilities denominated in foreign currencies are then translated using the rate in effect at the period end. The resulting gain or loss from foreign currency transactions is charged to the Statement of Operations.

Use of Estimates

------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from these estimates. The assets which required management to make significant estimates and assumptions in determining carrying values included deferred income taxes and property and equipment.

Financial Instruments

----------------------

The Company's financial assets and liabilities consist of cash, short-term deposits, investments, accounts receivable, bank overdraft, accounts payable, accrued liabilities and amounts due to related parties. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. Except for amounts due to related parties, the fair values of these financial instruments approximates their carrying values due to the short term or demand nature of these assets and liabilities. It is not practical to determine the fair value of amounts due to related parties.

Cash Equivalents

------------------

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Investments

------------

Available-for-sale securities are carried at fair market value with unrealized holding gains and losses included in stockholder's equity. Realized gains and losses are determined on an average cost basis when securities are sold.

Inventory

-----------

Inventory consisting of finished goods purchased for resale is stated at the lower of cost and net realizable value. Cost is generally determined on the first-in, first-out basis.

Property and Equipment

------------------------

Property and equipment is stated at cost less accumulated depreciation. Depreciation based on the estimated useful life of the asset is calculated at the following rates:

Demonstration equipment - 20% diminishing balance basis

Furniture and fixtures - 20% diminishing balance basis

Computer equipment - 30% diminishing balance basis

Automotive equipment - 30% diminishing balance basis

Leasehold improvements are depreciated over the remaining term of the underlying premises lease which approximates its estimated useful life.

Impairment of Long-Lived Assets

--------------------------------

On a quarterly basis, the Company evaluates the future recover-ability of its property and equipment in accordance with SFAS No. 121, "Accounting for the Impairment of Long-lived Assets to be Disposed of". SFAS No. 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated undiscounted future cash flows attributable to such assets or the business to which such assets relate. No impairment was required to be recognized during the periods presented in these financial statements.

Revenue Recognition

--------------------

Revenue is recognized when goods are shipped to customers which is when title to the goods passes.

Advertising

The Company follows the provisions of Statement of Position 93-7 in accounting for the costs of advertising.

Advertising costs are charged to expense in the period incurred.

Research and Development

--------------------------------

Research and development costs, which include the cost of materials and services consumed, and salaries and wages of personnel directly engaged in research and development, are expensed as incurred. Research and development costs are reduced by related government assistance in the period received.

Income Taxes

-----------------

The Company follows the provisions of SFAS No. 109, "Accounting for Income Taxes", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

Loss Per Share

---------------

Loss per share is computed in accordance with SFAS No. 128, "Earnings Per Share". Basic loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding for the period on a pro-forma basis after giving effect to the reverse acquisition described in Note 10. Diluted earnings per share reflects the potential dilution of securities that could share in earnings of an entity. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive.

For each of the periods covered by these financial statements there were no common equivalent shares granted or outstanding.

New Accounting Pronouncements

-------------------------------

In June 1998, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" was issued. SFAS No. 133 required companies to recognize all derivatives contracts as either assets or liabilities on the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of

(i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the adoption of the standard on January 1, 2001 did not affect the Company's financial statements.

In July 2000, the Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 00-10 "Accounting for Shipping and Handling Fees and Costs", which requires that freight charges billed to customers be included in net sales. The Consensus is effective for the fourth quarter of fiscal years beginning after December 15, 1999. Adoption of the standard did not affect the Company's financial statements.

Cantronic Systems Inc.

Notes to Financial Statements

(Amounts stated in US Dollars)

----------------------------------------------------------------------------------------------------------------------

1.Nature of Business

-----------------------

The Company was incorporated under the laws of the Province of British Columbia on February 28, 1997 and carries on operations in Burnaby, British Columbia. The Company is engaged in the operation of designing, marketing and selling industrial condition monitoring equipment and infrared imaging systems. In December 2000, the Company's stockholder completed a share exchange agreement with Solo & Hurst, Inc. an inactive Nevada company, which resulted in the Company becoming a wholly-owned subsidiary of Solo & Hurst, Inc. (Note 10)

------------------------------------------------------------------------------

2.Bank Overdraft

-----------------------

The bank overdraft was due on demand and bears interest at the bank's prime rate, calculated and payable monthly. It was collateralized by a general security agreement covering all assets and a hypothecation of short-term deposits with a minimum balance of Euro 125,000.

------------------------------------------------------------------------------

3.Investments

-------------------

Investments consist of available-for-sale equity securities acquired during the nine months ended October 31, 2000 and are summarized as follows as of October 31, 2000:

Gross Gross

Unrealized Unrealized

Cost Gains Losses Market Value

------------------------------------------------------------------

$ 222,585 $17,407 $ (1,918) $238,074

=====================================================================

----------------------------------------------------------------------------------------------------------------------

4.Property and Equipment

---------------------------------

October 31 January 31

2000 2000 1999

------------------------------------------------

(Unaudited)

Demonstration equipment $ 49,030 $ 35,938 $ 25,103

Furniture and fixtures 7,340 6,509 6,227

Computer equipment 13,909 11,397 8,353

Automotive equipment 10,949 32,890 5,973

Leasehold improvements 4,033 - -

------------------------------------------------

85,261 86,734 45,656

Accumulated depreciation 25,176 22,593 7,665

-----------------------------------------------

$ 60,085 $ 64,141 $ 37,991

============================

--------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Notes to Financial Statements

(Amounts stated in US Dollars)

-------------------------------------------------------------------------------

5.Related Party Transactions

--------------------------------

The following table summarizes the Company's related party transactions for the period:

Nine months ended

October 31 Years ended January 31

2000 1999 2000 1999

---------------------------------------------------

(Unaudited)

Sales to Beijing Saisiai M&E Corp., (a

foreign company significantly influenced

by a director of the Company) $243,753 $135,826 $ 168,109 $ -

Engineering, technical, marketing and other

services paid or payable to

Beijing Saisiai M&E Corp . $ 85,806 $108,986 $ 138,913 $ -

Salaries paid to directors $ 62,000 $ 13,936 $ 24,051 $ -

These transactions are in the normal course of operations and are measured at the exchange value (the amount of consideration established and agreed to by the related parties). Beijing Saisiai M&E Corp. ("BSME") performs various services for the Company. Additionally, the Company sells its products to BSME. Pursuant to an agreement dated February 1, 1999, cancellable at any time on sixty days notice, the Company sells products to BSME at a price equal to the Company's cost plus 7.5%.

The following transactions not in the normal course of operations are measured at carrying value:

Assumption of amount due to CSI Industrial

Systems Ltd (a company controlled by a director)

by a director of the Company $ 6,903 $ 136,542 $ 137,025 $ -

Purchase of property and equipment from CSI

Industrial Systems Ltd. $ 6,761 $ - $ - $ 26,281

Sale of property and equipment to a director

of the Company $ 16,903 $ - $ - $ -

----------------------------------------------------------------------------------------------------------------------

Cantronic Systems Inc.

Notes to Financial Statements

(Amounts stated in US Dollars)

----------------------------------------------------------------------------------------------------------------------

5.Related Party Transactions - Continued

--------------------------------------------------

At the end of the period, the amounts due from (to) related parties are as follows:

October 31 January 31

2000 2000 1999

---------------------------------------------

(Unaudited)

Beijing Saisiai M&E Corp. - included

in accounts receivable (payable) $70,392 $(93,348) $ -

=========================

CSI Industrial Systems Ltd. $ - $ - $(119,272)

Directors of the Company (267,493) (272,130) (144,597)

-----------------------------------------

$(267,493) $(272,130) $(263,869)

========================

Amounts due to related parties are non-interest bearing, unsecured and without specific terms of repayment.

-------------------------------------------------------------------------------

6.Research and Development

-----------------------------

The Company expensed the following software research and development costs net of grants received during the periods:

Nine months ended October 31 Years ended January 31

2000 1999 2000 1999

------------------------------------------------------------------

(Unaudited)

Salaries $18,394 $7,829 $12,410 $ -

Materials 16,091 39,735 40,000 -

Government grants (11,787) (1,020) (5,245) -

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$22,698 $46,544 $47,165 $ -

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7.Commitments

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The Company has an operating lease for its premises at approximately $1,350 per month, expiring in July 2001. The minimum annual lease payments in connection with this lease are as follows:

Period ended January 31

2001 (three months)-$16,300

2002 (six months) -$ 8,100

The Company has not commenced negotiations for an extension of its current premises lease.

8.Income Taxes

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The tax effects of temporary differences that give rise to the Company's deferred tax assets are as follows:

October 31 January 31

2000 2000 1999

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(Unaudited)

Tax loss carry forward $ - $17,573 $ 37,555

Other 1,141 (783) 197

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$1,141 $16,790 $ 37,752

=======================

The provision for income taxes reconciles the amount estimated using the statutory income tax rate for British Columbia resident corporations not eligible for the small business deduction as follows:

Nine months ended October 31 Years ended January 31

2000 1999 2000 1999

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(Unaudited)

Provision (benefit) at corporate statutory rate $ 74,133 $ 33,665 $39,820 $ (79,696)

Effect of difference due to small business

deduction (47,559) (18,040) (17,678) 41,425

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$ 26,574 $ 15,625 $22,142 $ (38,271)

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The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recover-ability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

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Cantronic systems Inc.

Notes to Financial Statements

(Amounts stated in US Dollars)

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9.Sales and Credit Concentration

---------------------------------

The Company designs, markets and sells industrial condition monitoring equipment and infrared imaging systems to customers located in China. The Company has determined that it operates in one reporting segment.

Pursuant to sales contracts, approximately 78% of total revenue for the nine months ended October 31, 2000 was derived from four customers individually representing 32%, 24% (related, see Note 5), 12% and 10% of revenue. For the nine months ended October 31, 1999, approximately 69% of total revenue was derived from four customers (three of which are different from October 2000) individually representing 33%, 14%, 12% and 10% (related, see Note 5) of revenue.

Pursuant to sales contracts, approximately 75% of total revenue for the year ended January 31, 2000 was derived from five customers individually representing 26%, 19%, 11% 10% (related, see Note 5) and 9% of revenue. For the year ended January 31, 1999, approximately 34% of total revenue was derived from two customers each individually representing 17% of revenue.

Accounts receivable (due in US dollars and French francs) from these customers at the period ends were as follows:

October 31, 2000 (unaudited) - $ 70,392

January 31, 2000 - $305,000

January 31, 1999 - $ -

Additionally, accounts receivable from one other customer at October 31, 2000 amounted to $89,000. A different customer had $41,572 owing to the Company at January 31, 2000.

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10.Subsequent Events

----------------------

a)On December 18, 2000, the Company's stockholder entered into an agreement with Solo & Hurst, Inc. whereby Solo & Hurst, Inc. would acquire all the issued and outstanding common stock of the Company. In exchange, two directors controlling 98% of the common stock of Solo & Hurst, Inc. transferred to the Company's stockholders 59,000,000 currently issued and outstanding voting shares of Solo & Hurst, Inc. common stock. Solo & Hurst, Inc. was incorporated in the State of Nevada on February 25, 1998 and was inactive from incorporation to the acquisition date. The acquisition closed and the shares were exchanged on December 18, 2000. The acquisition will be accounted for in subsequent fiscal periods using the purchase method of accounting as applicable to reverse acquisitions because the former stockholders of the Company controlled Solo & Hurst, Inc.'s common stock immediately upon conclusion of the transaction. Under reverse acquisition accounting, the post-acquisition entity will be accounted for as a recapitalization of the Company. Common stock issued by Solo & Hurst, Inc. will be recorded at the fair value of Solo & Hurst, Inc.'s net assets at the acquisition date, which is $ Nil.

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Cantronic Systems Inc.

Notes to Financial Statements

(Amounts stated in US Dollars)

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10.Subsequent Events - Continued

-----------------------------------

The capital structure of Solo & Hurst, Inc. at December 18, 2000 was as follows:

Authorized

5,000,000 preferred shares

90,000,000 common shares with par value $0.001 each

Issued

60,000,000 common shares

Pro-forma income (loss), as if the share exchange occurred on

February 1, 1998, equals the income (loss) reported by the Company because Solo & Hurst, Inc. has been inactive since its incorporation in February 1998. The continuing company has retained January 31 as its fiscal year end. Concurrent with the acquisition, Solo & Hurst, Inc. changed its legal name to Cantronics Corporation.

b)On February 2, 2001, Cantronics Corporation acquired 100% of the issued and outstanding shares of Condition Monitoring Training Institute, Inc. (a British Columbia company) and its wholly-owned subsidiary Academy of Infrared Thermography, Inc. (a Washington state company), in exchange for the issuance of 2,750,000 shares of common stock. The transaction will be accounted for using the purchase method of accounting. The acquired companies are in the business of training users in the use of condition monitoring equipment using infrared thermography technology.

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11.Supplemental Information - Statement of Cash Flows

a)The following investing and financing activities have

been excluded from the Statements of Cash Flows:

Nine months ended October 31 Years ended January 31

2000 1999 2000 1999

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(Unaudited)

Purchase of equipment from a director, amounts

unpaid and included in due to related parties $6 ,761 $ - $ - $26,281

Proceeds on Sale of automobile to director,

amounts offset against the balance due to

related parties $16,903 $ - $ - $ -

b)No income taxes or interest was paid during the periods.